                                               NRG ENERGY, INC.
                                               1221 Nicollet Mall
                                               Suite 700
                                               Minneapolis, MN 55403-2445

                                               Fax (612) 373-5312
                                               Telephone (800) 241-4NRG

                                               ---------------------------------

                                               DAVID H. PETERSON
                                               Chairman, President and CEO

                                                                November 2, 1998

Dear Fellow Stockholders:

     I wrote to you on October 9, 1998 regarding NRG Energy, Inc.'s proxy/consent solicitation with respect to the removal of Robert Sherman from the Board of Directors of Cogeneration Corporation of America. This letter provides an update on the status of this matter.

     On October 26, 1998, we filed consents with Cogen's registered agent. These consents represented more than 50% of Cogen's outstanding shares and consented to Mr. Sherman's removal from Cogen's Board. This letter constitutes notice under Section 228 of the Delaware General Corporation Law that Mr. Sherman was removed from Cogen's Board by written consent of the shareholders without notice and without a meeting. Because Mr. Sherman has asserted that this action by a majority of Cogen's shareholders was invalid, IT IS CRITICAL THAT YOU SIGN AND RETURN THE ATTACHED BLUE PROXY CARD. We still plan to have the Shareholder Meeting on November 12, 1998 to remove any doubt regarding the validity of the removal of Mr. Sherman.

     On October 27, 1998, a regularly scheduled meeting of Cogen's Board was held. At that meeting the Board voted to appoint Mr. Michael A. O'Sullivan to the Board to fill the vacancy created by Mr. Sherman's removal. Also at that meeting, the Board voted to terminate Mr. Sherman's employment agreement for cause and to appoint Julie A. Jorgensen, NRG's Senior Counsel and Corporate Secretary and a director of Cogen, as interim President and Chief Executive Officer.

     As you may already know, it has been necessary for NRG to participate in three lawsuits in order to achieve the results outlined above. Attached hereto as Exhibit A is a description of the status of these matters.

     Attached hereto as Exhibit B is a list of persons who may be deemed to be participants in the solicitation of proxies by NRG. Please feel free to call any of them or MacKenzie Partners at 212-929-5500 with any question you may have regarding this matter.

                                          Very truly yours,

                                          /s/DAVID H. PETERSON
                                          David H. Peterson

                                   EXHIBIT A

                              DELAWARE LITIGATION

     NRG requested that Cogen deliver a copy of the list of its stockholders. When Cogen failed to deliver such list, NRG commenced a lawsuit in Delaware. This lawsuit was settled and dismissed when Cogen agreed to produce the list.

     NRG also filed an action in Delaware seeking a declaration that stockholders holding a majority of Cogen's stock could act by written consent to remove Mr. Sherman.

                          BANKRUPTCY COURT LITIGATION

     Mr. Sherman and certain other Cogen directors commenced a lawsuit in bankruptcy court in New Jersey seeking to prevent NRG from acting by written consent unless NRG obtained consents of holders of more than 75% of Cogen's outstanding stock. The bankruptcy court ruled that it did not have jurisdiction over this matter and dismissed the lawsuit.

                                   EXHIBIT B

                     PARTICIPANTS IN THE PROXY SOLICITATION

         PARTICIPANT'S NAME
        AND BUSINESS ADDRESS            DESCRIPTION OF BUSINESS OR PRESENT PRINCIPAL OCCUPATION
        --------------------            -------------------------------------------------------
NRG Energy, Inc.....................    NRG is an independent power company whose principal
  1221 Nicollet Mall, Suite 700         business is the acquisition, development and operation
  Minneapolis, MN 55403                 of, and ownership of interests in, independent power
                                        and cogeneration facilities worldwide. NRG is a wholly
                                        owned subsidiary of Northern States Power Company.
Michael A. O'Sullivan...............    Vice President of NRG's North America division.
  1221 Nicollet Mall, Suite 700
  Minneapolis, MN 55403
Julie A. Jorgensen..................    Interim President and Chief Executive Officer of Cogen.
  1221 Nicollet Mall, Suite 700
  Minneapolis, MN 55403
James J. Bender.....................    Vice President and General Counsel of NRG.
  1221 Nicollet Mall, Suite 700
  Minneapolis, MN 55403
Craig Mataczynski...................    Vice President of U.S. Business Development of NRG.
  1221 Nicollet Mall, Suite 700
  Minneapolis, MN 55403
David H. Peterson...................    President and Chief Executive Officer of NRG.
  1221 Nicollet Mall, Suite 700
  Minneapolis, MN 55403
Ronald J. Will......................    Vice President of Operations and Engineering of NRG.
  1221 Nicollet Mall, Suite 700
  Minneapolis, MN 55403

                      COGENERATION CORPORATION OF AMERICA

       THIS PROXY IS SOLICITED BY NRG ENERGY, INC. ("NRG") FOR THE SPECIAL MEETING OF STOCKHOLDERS OF COGENERATION CORPORATION OF AMERICA (THE "COMPANY") THAT IS SCHEDULED FOR NOVEMBER 12, 1998, AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF (THE "SPECIAL MEETING").

           Each of the undersigned, revoking all other proxies heretofore given, hereby constitutes and appoints James J. Bender and Timothy
       W. J. O'Brien, and each of them, with full power of substitution, as proxy or proxies to represent and vote all shares of Common Stock, par value $0.01 per share (the "Common Stock") of the Company owned by the undersigned at the Special Meeting and any adjournments or postponements thereof, as instructed below with regard to the propositions set forth herein, as more fully set forth in the Proxy Statement and Consent Statement of NRG Energy, Inc., dated October 8, 1998 (receipt of which is hereby acknowledged), and in their sole discretion upon any other matters as may properly come before the Special Meeting that NRG does not know, a reasonable time before the Special Meeting, are to be presented at the Special Meeting.

           THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN IN THIS PROXY AT THE SPECIAL MEETING REGARDLESS OF WHEN THE SPECIAL MEETING IS HELD. IF NOT OTHERWISE DIRECTED HEREIN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO REMOVE ROBERT SHERMAN FROM THE COMPANY'S BOARD OF DIRECTORS. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING THAT NRG DOES NOT KNOW, A REASONABLE TIME BEFORE THE SPECIAL MEETING, ARE TO BE PRESENTED AT THE SPECIAL MEETING, SUCH SHARES WILL BE VOTED ON SUCH MATTERS AS THE PROXIES NAMED HEREIN, IN THEIR SOLE DISCRETION, MAY DETERMINE.

        NRG RECOMMENDS A VOTE FOR THE PROPOSAL TO REMOVE ROBERT SHERMAN
                     FROM THE COMPANY'S BOARD OF DIRECTORS.

         1. REMOVAL OF DIRECTOR: To remove Robert Sherman from the Company's Board of Directors.

          FOR [ ]                  AGAINST [ ]                  ABSTAIN [ ]

                                                  Date

-------------------------------------------------------------------------------,
                                                  1998.

                                                  Signature
                                                  ---------------------------

                                                  Title
                                                  ---------------------------

                                                  ---------------------------
                                                  (Signature, if Held
                                                  Jointly)

                                                  Please sign exactly as name
                                                  appears hereon. PLEASE
                                                  MANUALLY DATE THIS CARD.
                                                  When signing as an
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, give full title
                                                  as such. If a corporation,
                                                  sign in full corporate name
                                                  by President or other
                                                  authorized officer. If a
                                                  partnership, sign in
                                                  partnership name by
                                                  authorized person.

      PLEASE MARK, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE ALSO MARK, SIGN, DATE AND MAIL THE ENCLOSED GOLD CONSENT CARD.